SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549


                                   FORM 8-K



              Current Report Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): September 15, 2005


                                ST. JOSEPH, INC.
             (Exact name of registrant as specified in its charter)


                                    COLORADO
               (State or other jurisdiction of incorporation)


            0-49936                                     CH 47-0844532
    (Commission File Number)                 (IRS Employer Identification No.)




   4870 S. Lewis, Suite 250 Tulsa, OK                       74105
 (Address of principal executive offices)                (Zip Code)


        Registrant's telephone number, including area code (918) 742-1888



                                       N/A
          (Former name or former address, if changed since last report)


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Item 8.01 Other Events.

      On September 15, 2005 the Registrant issued a press release announcing that it has entered into a marketing agreement with Corporate Resource Services, Inc. The press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.



                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         ST. JOSEPH, INC.
                                         (Registrant)



                                         By:  /s/ John H. Simmons
                                              -------------------------------
                                              John H. Simmons, President


Date: September 15, 2005

                             INDEX TO EXHIBITS

     Exhibit No.        Exhibit
     -----------        -------

        99.1            Registrant's Press Release.